  Exhibit 10.5

AZURRX BIOPHARMA, INC.

760 Parkside Avenue, Suite 304 Brooklyn, New York 11226

February 14, 2019

To the Investor Signatories to The Note Purchase Agreement

Re:
Warrant Amendment

Reference is hereby made to those common stock purchase warrants set forth in Exhibit A hereto (each a “Warrant,” and together the “Warrants”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in each of the Warrants.

In connection with, and as partial consideration for, the sale and issuance of certain Senior Convertible Promissory Notes by AzurRx BioPharma, Inc. (the “Company”) to certain investor signatories to that certain Note Purchase Agreement, dated February 14, 2019 (“NPA”), the Company hereby agrees to amend each Warrant to decrease the Exercise Price thereof to $1.50 per share (the “Warrant Amendment”). This agreement shall only serve to amend the Exercise Price of each of the Warrants set forth on Exhibit A attached hereto, and all other terms of the Warrants shall remain in full force and effect.

In furtherance of the foregoing, the Company shall prepare, execute and deliver to the holder of each Warrant a formal amendment to each Warrant to effect the agreement of the Company set forth herein, on or before ten (10) business days from the date hereof.

Very truly yours,

AZURRX BIOPHARMA, INC.

By: /s/ Johan M. Spoor
Name: Johan M. Spoor
Title: Chief Executive Officer

EXHIBIT A
Warrant Schedule

Exhibit A

AzurRx Warrant Holdings:

Entity	Expiration Date	Number of Warrant Shares	Exercise Price	Location
ADEC Private Equity Investments, LLC	5/4/2021	273,598	$5.58	Morgan Stanley Account
				x4811
ADEC Private Equity Investments, LLC	10/14/2021	371,143	$5.50	Morgan Stanley Account
				x4811
		644,741
EBR Ventures, LLC	6/5/2022	100,000 (to buy 75,000	$5.50	Morgan Stanley Account x6005
		common shares)
		75,000
EBR Descendants GST Inv. Trust	6/5/2022	215,000 (to buy 161,250	$5.50	Wilmington Trust
		common shares)
		161,250
CEDA Investments, LLC	6/5/2022	28,572 (to buy 21,429	$5.50	Morgan Stanley Account x6514
		common shares)
		21,429
Andrea C. Ross	6/5/2022	28,572 (to buy 21,430	$5.50	Morgan Stanley Account x4358
		common shares)
		21,430
Dana T. Ross	6/5/2022	28,572 (to buy 21,429	$5.50	Morgan Stanley Account x4208
		common shares)
		21,429
Charlotte Ross Canet	6/5/2022	28,572 (to buy 21,429	$5.50	Morgan Stanley Account x4252
		common shares)
		21,429
Olivia Lutz Trust 2014	6/5/2022	57,143 (to buy 42,857	$5.50	Morgan Stanley Account x1298
		common shares)
		42,857
GRAND TOTAL		1,009,565

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